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                                                                Exhibit 10.21


                                 AMENDMENT NO. 2

                                     to the

                R.G. BARRY CORPORATION DEFERRED COMPENSATION PLAN
                       (Effective as of December 1, 1999)

WHEREAS, R.G. Barry Corporation (the "Company") maintains the "R.G. Barry Corporation Deferred Compensation Plan", effective as of September 1, 1995, and as may be subsequently amended (hereinafter referred to as the "Plan"), for the benefit of its Eligible Employees and the Eligible Employees of any participating Affiliate;

WHEREAS, the Company desires to amend the provisions of the Plan to revise the Plan's eligibility provisions; and

WHEREAS, Section 9.1 of the Plan provides that the Board of Directors of the Company may amend the Plan from time to time with respect to all participating Employers under the Plan;

NOW, THEREFORE, in accordance with the provisions of Section 9.1 of the Plan, the following actions are hereby taken and the Plan is hereby amended in the following respect:

         1. Section 3.1, ELIGIBILITY, of the Plan shall be deleted in its entirety, and the following new Section 3.1 shall be substituted therefor:

         3.1      ELIGIBILITY

         Each Employee shall become an "Active Participant" under the Plan on the Entry Date on which his election to make Deferral Amounts under the Plan becomes effective, as provided in Article IV, coincident with or next following the date on which the Committee designates that he is eligible to become a Participant.

         The Committee shall provide each Eligible Employee who is eligible to become a Participant with notice of his status, so as to permit such Eligible Employee the opportunity to make the deferral elections provided for under Article IV. Such notice may be given at such time and in such manner as the Committee may determine from time to time.

                                 * * * * * *

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IN WITNESS WHEREOF, R.G. Barry Corporation has caused this instrument to be
executed on this     day of December, 1999, by its duly authorized officers
effective as provided above.

                                    Company:
                                    R.G. Barry Corporation


                                    By:  /s/Harry Miller
                                       -----------------------------------------
                                          Vice President of Human Resources


                                    By:  /s/Richard L. Burrell
                                       -----------------------------------------
                                          Senior Vice President of Finance
                                          and Treasurer


                                    By:  /s/Michael S. Krasnoff
                                       -----------------------------------------
                                          Vice President of Finance
                                           and Assistant Treasurer






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